                 WINSTAR COMMUNICATIONS, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                            CONSOLIDATED STATEMENTS

    The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1996 gives effect to the Company's acquisition of Milliwave Limited Partnership ("Milliwave") and the Preferred Stock Placement as if they occurred as of the beginning of the year ended December 31, 1996. The following unaudited pro forma "as adjusted" statement of operations for the year ended December 31, 1996 gives effect to the acquisition of Milliwave and the Preferred Stock Placement as well as the issuance of Debt in the 1997 Debt Placement as if they occurred as of the beginning of the year ended December 31, 1996. The revenues and results of operations included in the following unaudited pro forma condensed consolidated statements of operations are not indicative of anticipated results of operations for periods subsequent to the acquisition of Milliwave and the Preferred Stock Placement and the issuance of Debt in the 1997 Debt Placement, nor are they considered necessarily to be indicative of the results of operations for the year ended December 31, 1996 had the acquisition of Milliwave and the Preferred Stock Placement and the issuance of Debt in the 1997 Debt Placement actually been completed at the beginning of the year ended December 31, 1996.

    The following unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1997 gives effect to the Preferred Stock Placement as if it occurred as of the beginning of the three months ended March 31, 1997. The following unaudited pro forma "as adjusted" statement of operations for the three months ended March 31, 1997 gives effect to the Preferred Stock Placement as well as the issuance of Debt in the 1997 Debt Placement as if they occurred as of the beginning of the three month period ended March 31, 1997. The revenues and results of operations included in the following unaudited pro forma condensed consolidated statement of operations are not indicative of anticipated results of operations for periods subsequent to the Preferred Stock Placement and the issuance of Debt in the 1997 Debt Placement, nor are they considered necessarily to be indicative of the results of operations for the three months ended March 31, 1997 had the Preferred Stock Placement and the issuance of Debt in the 1997 Debt Placement actually been completed at the beginning of the three months ended March 31, 1997.

    These financial statements should be read in conjunction with the notes to the unaudited pro forma condensed consolidated financial statements, which follow, the consolidated financial statements of the Company and the related notes thereto, the condensed consolidated financial statements of the Company for the three months ended March 31, 1997 and the related notes thereto and the financial statements of Milliwave, and the related notes thereto.

                  WINSTAR COMMUNICATIONS INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             Pro Forma
                                                      Pro Forma                  Pro Forma    for the
                                                     Adjustments                 Adjustment  Acquisition  Pro Forma
                                                      Increase/                  Increase/      of       Adjustments
                                                     (Decrease)     Pro Forma    (Decrease)  Milliwave    Increase/
                                                       for the       for the        for       and for    (Decrease)
                           The                       Acquisition   Acquisition   Preferred   Preferred     for the     Pro Forma
                         Company     Milliwave LP,       of            of          Stock       Stock      1997 Debt       As
                        Historical    Historical      Milliwave     Milliwave    Placement   Placement    Placement    Adjusted
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Operating revenues
  Telecommunications
    services..........   $ 33,969       $     4        $(1,492)(a)  $ 32,481      $ --     $   32,481     $   --       $  32,481
  Information
    services..........     14,650        --             --            14,650        --         14,650         --          14,650
                        ----------   ------------    -----------   -----------   ---------   ---------   -----------   ---------
Total operating
  revenues............     48,619             4         (1,492)       47,131        --         47,131         --          47,131
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Operating expenses....
  Cost of services and
    products..........     38,233        --               (686)(a)    37,547        --         37,547         --          37,547
  Selling, general and
    administrative
    expenses..........     62,365         1,634         --            63,999        --         63,999         --          63,999
  Depreciation and
    amortization......      4,501           201          3,470(b)      8,172        --          8,172         --           8,172
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Total operating
  expenses............    105,099         1,835          2,784       109,718        --        109,718         --         109,718
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
  Operating loss......    (56,480)       (1,831)        (4,276)      (62,587)       --        (62,587)        --         (62,587)
Other income (expense)
  Interest expense....    (36,748)           (6)        --           (36,754)       --        (36,754)     (41,077)(f)   (77,831)
  Interest income.....     10,515            93         (2,155)(c)     8,453        --          8,453         --           8,453
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Net loss from
  continuing
  operations..........    (82,713)       (1,744)        (6,431)      (91,898)       --        (90,888)     (41,077)     (131,965)
Net loss from
  discontinued
  operations..........     (1,010)       --             --            (1,010)       --         (1,010)        --          (1,010)
                        ----------   -------------  ------------   -----------   ---------   ---------   -----------   ---------
Net loss..............   $(83,723)      $(1,744)       $(6,431)     $(91,898)     $ --       $(91,898)    $(41,077)    $(132,975)
Less preferred stock
  dividends...........     --            --             --            --           (6,000)(e)  (6,000)        --          (6,000)
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Net loss applicable to
  common stock........   $(83,723)      $(1,744)       $(6,431)     $(91,898)     $(6,000)   $(97,898)    $(41,077)    $(138,975)
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
                        ----------   -------------   -----------   -----------   ---------   ---------   -----------   ---------
Net loss applicable to
  common stock per
  share from
  continuing
  operations..........   $  (2.96)                                  $  (2.88)                $  (3.07)                 $   (4.37)
Net loss per share
  from discontinued
  operations..........      (0.04)                                     (0.04)                   (0.04)                     (0.04)
                        ----------                                 -----------               ---------                 ---------
Net loss applicable to
  Common Stock per
  share...............   $  (3.00)                                  $  (2.92)                $  (3.11)                 $   (4.41)
                        ----------                                 -----------               ---------                 ---------
                        ----------                                 -----------               ---------                 ---------
Weighted average
  shares
  outstanding.........     27,911                        3,595(d)     31,506                   31,506                     31,506
                        ----------                       --------  -----------               ---------                 ---------
                        ----------                       --------  -----------               ---------                 ---------

                                   F-42

                  WINSTAR COMMUNICATIONS INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  Pro Forma
                                                                 Adjustments                           Pro Forma
                                                                  Increase/      Pro Forma for        Adjustments
                                                     The       (Decrease) for     the Issuance    Increase/(Decrease)
                                                   Company     the Issuance of    of Preferred     for the 1997 Debt     Pro Forma
                                                  Historical   Preferred Stock       Stock             Placement        As Adjusted
                                                  ----------   ---------------   --------------   -------------------   -----------
Operating revenues
  Telecommunications services...................   $  7,063       $  --               $  7,063           $--               $  7,063
  Information services..........................      6,014          --                  6,014            --                  6,014
                                                  ----------       -------       --------------         -------         -----------
Total operating revenues........................     13,077          --                 13,077            --                 13,077
                                                  ----------       -------       --------------         -------         -----------
Operating expenses..............................
  Cost of services and products.................     12,959          --                 12,959            --                 12,959
  Selling, general and administrative
    expenses....................................     29,553          --                 29,553            --                 29,553
  Depreciation and amortization.................      3,501          --                  3,501            --                  3,501
                                                  ----------       -------       --------------         -------         -----------
Total operating expenses........................     46,013          --                 46,013            --                 46,013
                                                  ----------       -------       --------------         -------         -----------
  Operating loss................................    (32,936)         --                (32,936)           --                (32,936)
Other income (expense)
  Interest expense..............................    (10,798)         --                (10,798)         (8,507)(f)          (19,305)
  Interest income...............................      2,235          --                  2,235            --                  2,235
                                                  ----------       -------       --------------         -------         -----------
Net loss from continuing operations.............    (41,499)         --                (41,499)         (8,507)             (50,006)
Net loss from discontinued operations...........       (477)         --                   (477)           --                   (477)
                                                  ----------       -------       --------------         -------         -----------
Net loss........................................   $(41,976)         --               $(41,976)         (8,507)             (50,483)
                                                                   -------
Less preferred stock dividends..................     --             (1,500)(e)          (1,500)                              (1,500)
                                                  ----------       -------       --------------         -------         -----------
Net loss applicable to common stock.............   $(41,976)       $(1,500)           $(43,476)         $(8,507)           $(51,983)
                                                  ----------       -------       --------------         -------         -----------
                                                  ----------       -------       --------------         -------         -----------
Net loss applicable to common stock per share
  from continuing operations....................   $  (1.27)       $ (0.05)           $  (1.32)         $ (0.26)           $  (1.58)
Net loss per share from discontinued
  operations....................................      (0.02)         --                  (0.02)           --                  (0.02)
                                                  ----------       -------       --------------         -------         -----------
Net loss applicable to Common Stock per share...   $  (1.29)       $ (0.05)           $  (1.34)         $ (0.26)           $  (1.60)
                                                  ----------       -------       --------------         -------         -----------
                                                  ----------       -------       --------------         -------         -----------
Weighted average shares outstanding.............     32,610         32,610              32,610           32,610              32,610
                                                  ----------       -------       --------------         -------         -----------
                                                  ----------       -------       --------------         -------         -----------

                 WINSTAR COMMUNICATIONS, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

    The adjustments below were prepared based on data currently available and in some cases are based on estimates or approximations. It is possible that the actual amounts to be recorded my have an impact on the results of operations and the balance sheet different from that reflected in the accompanying unaudited pro forma condensed consolidated financial statements. It is therefore possible that the entries presented below will not be the amounts that were actually recorded.

Statement of Operations for the Year Ended December 31, 1996 and the Three Months Ended March 31, 1997

a) To eliminate sales, management fees, and cost of sales recorded by the Company pursuant to management and other agreements with Milliwave.

b) To record amortization on the licenses acquired in the acquisition of Milliwave.

c) To eliminate interest income, at an assumed rate of 5.3% per annum, on $40.6 million cash, assuming such cash was paid at the beginning of the year in connection with the acquisition of Milliwave.

d) To record 3,594,620 shares of the Company's Common Stock issued in connection with the acquisition of Milliwave at $20.87 per share.

e) To record Preferred Stock dividends on the 4,000,000 shares of Preferred Stock issued by the Company, at 6% of the stated value of $25.00 per share.

f) To record interest expense on the debt issued in the 1997 Debt Placement, including amortization of debt offering costs and other related fees, as if the debt were issued at the beginning of the respective period, but not to include interest income earned on additional available cash.



                               F-44